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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 19, 1996
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                       APPLIED CELLULAR TECHNOLOGY, INC.
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            (Exact name of registrant as specified in its charter)

        Missouri                     33-79678                 43-1641533
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(State of other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

          Highway 160 & CC, Suite 5, Nixa, Missouri            65714
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          (Address of principal executive officers)          (Zip Code)

Registrant's telephone number, including area code:  417-725-9888

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Item 1. Changes in Control of Registrant

Item 2. Acquisition or Disposition of Assets.
On December 19, 1996, Applied Cellular Technology, Inc. purchased 80% of the 600, no par, shares issued and outstanding from the six shareholders of US Electrical Products Corp. in exchange for a total of 247,278 shares of Applied Cellular Technology's restricted common shares at $5.50 per share.

Item 3. Bankruptcy or Receivership.  None.

Item 4. Changes in Registrant's Certifying Accountant.  No.

Item 5. Other Events.  None.

Item 6. Resignation of Registrant's Directors.  None.

Item 7. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.
        Not required.

(b)     Pro forma financial information.
        Not required.

(c)     Exhibits. Agreement of Sale
        See attached.

Item 8. Change in Fiscal Year.  None.

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                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              APPLIED CELLULAR TECHNOLOGY, INC.
                                              (Registrant)

Date:     February 3, 1997                    /s/ Garrett Sullivan
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                                              President

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